UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                 Date of Report November 8, 2004
                (Date of earliest event reported)


                   JACKSONVILLE BANCORP, INC.
     (Exact Name of Registrant as Specified in its Charter)


                             Florida
         (State or Other Jurisdiction of Incorporation)


            001-14853                     59-3472981
(Commission File Number)      (IRS Employer Identification No.)


       100 N. Laura Street, Jacksonville, FL        32202
(Address of Principal Executive Offices)          (Zip Code)


                         (904) 421-3040
      (Registrant's Telephone Number, Including Area Code)


[ ]    Written communications pursuant to Rule 425 under Securities
Act (17 CFR 230.425)

[ ]    Solicited material pursuant to Rule 14a-12 under the
Exchange At (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02Results of Operations and Financial Condition

      On November 8, 2004, Jacksonville Bancorp, Inc. (the "Company") issued a press release announcing its unaudited financial results for the quarter ended September 30, 2004. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

  (c)  Exhibit  99.1 Press Release dated November  8,  2004
       issued by Jacksonville Bancorp, Inc.




                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         JACKSONVILLE BANCORP, INC.
                         (Registrant)


Date:  November 11, 2004 By: /S/ Gilbert J. Pomar, III
                         -----------------------------
                         Gilbert J. Pomar, III
                         President and Chief Executive Officer


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                          EXHIBIT INDEX


Exhibit No.
----------

     99.1       Press  Release dated November 8, 2004  issued  by
                Jacksonville Bancorp, Inc.

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